KINETICS PORTFOLIOS TRUST - MASTER INVESTMENT PORTFOLIOS
The Small Cap Opportunities Portfolio
Consolidated Portfolio of Investments - March 31, 2020 (Unaudited)

COMMON STOCKS - 84.98%	Shares	Value
Accommodation - 0.86%
Civeo Corporation*	3,226,000	$1,328,789

Beverage and Tobacco Product Manufacturing - 0.38%
Crimson Wine Group Limited*	99,400	580,993

Chemical Manufacturing - 2.11%
Element Solutions, Inc.*	7,200	60,192
Inter Parfums, Inc.	68,800	3,188,880
		3,249,072
Food Services and Drinking Places - 3.28%
The Wendy's Company	340,000	5,059,200

Machinery Manufacturing - 0.31%
Colfax Corporation*	24,000	475,200

Management of Companies and Enterprises - 13.76%
Associated Capital Group, Inc. - Class A	177,450	5,429,970
Dundee Corporation - Class A	1,994,400	997,200
Galaxy Digital Holdings Ltd.*	376,000	243,132
Icahn Enterprises LPc	281,600	13,635,072
RIT Capital Partners plc	40,000	897,291
		21,202,665
Merchant Wholesalers, Durable Goods - 0.35%
Dorman Products, Inc.*	9,800	541,646

Mining (except Oil and Gas) - 0.10%
Sandstorm Gold Ltd.*	1,800	9,018
Wheaton Precious Metals Corporation	5,000	137,650
		146,668
Oil and Gas Extraction - 29.64%
Permian Basin Royalty Trust	130,400	367,728
Texas Pacific Land Trust[c]	119,204	45,298,712
		45,666,440
Other Financial Investment Activities - 1.13%
GAMCO Investors, Inc. - Class A	23,800	261,562
Onex Corporation[f]	40,400	1,478,721
		1,740,283
Other Investment Pools and Funds - 4.74%
Partners Value Investments LPf	191,000	6,378,881
Urbana Corporation - Class A	693,771	926,803
		7,305,684
Other Pipeline Transportation - 2.45%
Rubis SCA	90,000	3,777,876

Performing Arts, Spectator Sports, and Related Industries - 3.74%
Live Nation Entertainment, Inc.*	126,700	5,759,782

Professional, Scientific, and Technical Services - 9.10%
CACI International, Inc. - Class A*[c]	55,900	11,803,285
Cookpad, Inc.*	794,000	2,215,299
		14,018,584

Real Estate - 12.49%
Dream Unlimited Corp. - Class Acf	2,188,400	14,679,525
Equity Commonwealth REIT	400	12,684
The Howard Hughes Corporation*	90,000	4,546,800
		19,239,009
Securities and Commodity Exchanges - 0.01%
Bolsas y Mercados Espanoles SHMSF - ADR	400	7,280

Support Activities for Mining - 0.01%
Altius Minerals Corporation	1,000	5,078
Maverix Metals, Inc.	2,000	6,660
		11,738
Support Activities for Water Transportation - 0.36%
Braemar Shipping Services plc	450,322	559,344

Telecommunications - 0.16%
LICT Corporation*	16	240,000

TOTAL COMMON STOCKS
(cost $131,240,195)		130,910,253

UNIT INVESTMENT TRUST - 1.42%
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 1.42%
Grayscale Bitcoin Trust*^	307,125	2,186,730

TOTAL UNIT INVESTMENT TRUST
(cost $3,240,000)		2,186,730

PREFERRED STOCKS - 0.64%
Other Investment Pools and Funds - 0.64%
Partners Value Investments LP - Class A	51,933	986,727

TOTAL PREFERRED STOCKS
(cost $420,822)		986,727

WARRANTS - 0.46%
Other Investment Pools and Funds - 0.46%
Partners Value Investments LP*[f]	191,000	712,535
Expiration: 06/30/2026, Exercise Price: 32.45 CAD

TOTAL WARRANTS
(cost $564,856)		712,535

TOTAL INVESTMENTS - 87.50%
(cost $135,465,873)		$134,796,245

Percentages are stated as a percent of net assets.

*	- Non-income producing security.
^
- This security or a portion of this security was out on loan at March 31, 2020.  Total loaned securities had a market value of $2,164,857 at March 31, 2020.  The remaining contractual maturities of all of the securities lending transactions were overnight and continuous. The total collateral for the loaned securities was cash in the amount of $2,204,384.

[c]	- Significant Investment - Greater than 5% of net assets.
[f]	- Level 2 Investment.
ADR	- American Depositary Receipt.
CAD	- Canadian Dollars.
REIT	- Real Estate Investment Trust.

Security Valuation

Master Portfolios and Spin-off Fund equity securities that are listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. All equity securities, including exchange-traded funds, that are traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official Closing Price (“NOCP”). In the event market quotations are not readily available or If events occur that may materially affect the value of a particular security between the time trading ends on a particular security and the close of regular trading on the New York Stock Exchange (“NYSE”), “fair value” will be determined. Unlisted equity securities and listed equity securities not traded on the valuation date for which market quotations are readily available are valued at the last bid price. Futures, options on futures and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter markets and are freely transferrable will be valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. If a composite option price is not available, then a quote provided by one of the authorized pricing vendors will be used. If neither a composite price nor a quote from an authorized pricing provider is available, and it is the day of expiration or post-expiration, expiring options will be priced at intrinsic value. Non-exchange-traded options for which over-the-counter quotations are not readily available are valued at the mean between the last bid and asked quotations. Debt obligations (including convertible securities) that are either investment grade or below investment grade and irrespective of days to maturity are valued at evaluated mean by one of the authorized third party pricing agents which rely on various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Certain instruments, such as repurchase agreements and demand notes, do not have values from third parties and are valued at amortized cost. Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are valued at their reported net asset value (“NAV”).

Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees of the Master Portfolios and Spin-off Fund. In determining the fair value of a security, the Board of Trustees shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Portfolios with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Adviser; (vii) the liquidity or illiquidity of the market for the security; and (viii) the value of a foreign security traded on other foreign markets.

The Master Portfolios and Spin-off Fund did not hold any fair valued securities at March 31, 2020.

Summary of Fair Value Exposure

Various inputs are used in determining the value of the Master Portfolio’s and Spin-off Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that a Master Portfolio or the Spin-off Fund has the ability to access.
Level 2 -	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing a Master Portfolio or the Spin-off Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Small Cap Opportunities Portfolio

The following is a summary of the inputs used to value The Small Cap Opportunities Portfolio’s net assets as of March 31, 2020:

During the three-month period ended March 31, 2020, there was a transfer of $986,727 out of Level 2 into Level 3.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Investments in Securities
Balance as of December 31, 2019	$-
Accrued discounts/premiums	-
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	-
Net purchases and/or acquisitions	-
Net sales and/or write-offs	-
Transfer in and/or out of Level 3	986,727
Balance as of March 31, 2020	$986,727

Description	Fair Value at 3/31/2020	Valuation Techniques	Unobservable Input	Range
Preferred Stocks	$986,727	Followed valuation procedures and used the last traded price-fair valuation is reviewed by the board using market comparables	Intermittent market activity	$15.00-$19.00

^	See Consolidated Portfolio of Investments for breakout of investments by industry classification.